Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[X]  Preliminary proxy statement
[   ]  Definitive proxy statement
[   ]  Definitive additional materials
[   ]  Soliciting material pursuant to Rule 14a-
11(c) or Rule 14a-12

The Italy Fund Inc.
(Name of Registrant as Specified in its Charter)

Robert Nelson
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X]	No fee required
[   ]	Fee computed on table below per Exchange Act
Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to
which the transaction applies:

(2)	Aggregate number of securities to which
transactions applies:


(3)	Per unit price or other underlying
value of transaction computed pursuant to Exchange Act Rule 0-11:1


(4)	 Proposed maximum aggregate value of
transaction:



[   ] Check box if any part of the fee is offset as
provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:



                               THE ITALY FUND INC.
                              7 WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           --------------------------
                           TO BE HELD ON MAY 10, 2000
                           --------------------------

To the Shareholders of The Italy Fund Inc.:

      The Annual Meeting of Shareholders of THE ITALY FUND INC. (the "Fund") will be held at the Fund's offices at 7 World Trade Center, New York, New York, mezzanine level, on May 10, 2000 at 10:00 a.m. (New York time) for the following purposes:

      1. To elect two directors, each to hold office for the term indicated and until his successor shall have been elected and qualified;

      2. To consider and act upon the ratification of the selection of KPMG LLP as the independent auditors of the Fund;


      3. To consider a non-binding shareholders recommendation that the Board of Directors take steps to change the Fund's subclassification.


      4. To transact such other business as may properly come before the meeting or any adjournments thereof.


      Proposals 1, 2 and 3 are discussed in greater detail in the attached Proxy Statement. The Board of Directors has fixed the close of business on March 9, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.


                                           By Order of the Board of Directors

                                           Christina T. Sydor
                                           Secretary

New York, New York
April x, 2000

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY/VOTING INSTRUCTION CARD IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

      3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

Registration                                      Valid Signature
------------                                      ---------------

Corporate Accounts
(1) ABC Corp. .................................   ABC Corp.
(2) ABC Corp. .................................   John Doe, Treasurer
(3) ABC Corp.
     c/o John Doe, Treasurer ..................   John Doe
(4) ABC Corp. Profit Sharing Plan .............   John Doe, Trustee

Trust Accounts
(1) ABC Trust .................................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
     u/t/d 12/28/78 ...........................   Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust.
     f/b/o John B. Smith, Jr. UGMA ............   John B. Smith
(2) Estate of John B. Smith ...................   John B. Smith, Jr., Executor

                               THE ITALY FUND INC.
                              7 WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048


                           --------------------------
                                 PROXY STATEMENT
                           --------------------------

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 10, 2000

                                  INTRODUCTION

      This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of The Italy Fund Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Shareholders (the "Meeting") of the Fund to be held at the Fund's principal executive offices at 7 World Trade Center, mezzanine level, New York, New York, on May 10, 2000 at 10:00 a.m. (New York time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.


      The cost of soliciting proxies will be borne by the Fund. Proxy solicitations will be made primarily by mail. In addition, certain officers, directors and employees of the Fund; SSB Citi Fund Management LLC, successor to SSBC Fund Management Inc. ("SSB Citi" or the "Manager"), the Fund's investment manager; Salomon Smith Barney Inc. ("Salomon Smith Barney"), an affiliate of SSB Citi; Smith Barney Private Trust Company, the Fund's transfer agent, and/or PFPC Global Fund Services, the Fund's sub-transfer agent, may solicit proxies in person, or by telephone or telegraph. Such representatives and employees will not receive additional compensation for solicitation activities. Salomon Smith
Barney has retained the services of [                     ] to assist in the
solicitation of proxies. The anticipated cost of solicitation is approximately $xxxxx. If the Fund records votes by telephone, it will use procedures designed to authenticate shareholsers' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. Salomon Smith Barney, SSB Citi and Smith Barney Private Trust Company are each located at 388 Greenwich Street, New York, New York 10013; PFPC Global Fund Services is located at P.O. Box 9699, Providence, RI 02940-9699.


      The Annual Report of the Fund, including audited financial statements for the fiscal year ended January 31, 2000, has been furnished to all shareholders of the Fund. This proxy statement and form of proxy are first being mailed to shareholders on or about April x, 2000. The Fund will provide, without charge, additional copies of the annual report to any shareholder upon request by calling the Fund at 1-800-331-1710.


      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" Proposal 1 and 2 and AGAINST Proposal 3 all the proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have no impact on the requisite approval of the Proposals. Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present, in person or by proxy by the shareholders of the Fund voting on the matter. Proposal 2 requires for approval the affirmative vote of a majority of the votes cast at the Meeting with a quorum present, in person or by proxy by the shareholders of the Fund voting on the matter. Proposal 3 is a non-binding recommendation by a shareholder that the Board of Directors take steps to change the Fund's subclassification. The Board of Directors unanimously voted to oppose the shareholder's proposal at their Board Meeting on February 9, 2000 (see discussion below). Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

      The Board knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting with the exception of a proposal by a shareholder to elect alternate directors. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy card to vote in accordance with their best judgment.


      The Board of Directors of the Fund has fixed the close of business on March 9, 2000 as the record date (the "Record Date") for determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting or any adjournment. Shareholders of the Fund on that date will be entitled to one vote on each matter for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights. At the close of business on March 9, 2000, the Fund had outstanding 8,901,914 shares of Common Stock, par value $0.01 per share, the only authorized class of stock, of which 8,761,579 (or 98.42%) were held in accounts of, but not beneficially owned by, Cede & Co., as nominee of The Depository Trust Company. As of the Record Date, the officers and Board members of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund.

Owners of More Than Five Percent of the Outstanding Shares of the Fund


      The following table shows, as of March 9, 2000, the beneficial owners of more than 5% of the outstanding shares of the Fund. This information is based on reports (Schedules 13 D and G) filed with the Securities and Exchange Commission by each of the firms listed in the table below. Information as to beneficial ownership is based upon reports filed with the Securities and Exchange Commission on behalf of the holder.


                                                          Amount
                                                       and Nature
                         Name and Address of          of Beneficial     Percent
   Title of Class         Beneficial Owner              Ownership      of Class
   --------------         ----------------              ---------      --------
   Common Stock      Mira, L.P.                         1,694,700        19.7%
                     One Chase Manhattan
                     Plaza, 42nd Floor
                     New York, New York 10005

   Common Stock      Lazard Freres & Co. LLC            1,392,200        14.65%
                     30 Rockefeller Plaza
                     New York, New York 10020


   Common Stock      President and Fellows of             634,700         7.6%
                       Harvard College
                     c/o Harvard Management
                       Company, Inc.
                     600 Atlantic Avenue
                     Boston, MA 02210


   Common Stock      Tattersall Advisory Group, Inc.      526,200         5.5%
                     6620 W. Broad Street,
                     Suite 300
                     Richmond, Virginia 23230

      As of the Record Date, to the knowledge of the Fund, no shares of securities issued by Salomon Smith Barney's ultimate parent corporation, Citigroup Inc. ("Citigroup"), were held by Board members who are not "interested persons" of the Fund (as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act")).

      In the event that a quorum is not present at the Meeting or if a quorum is present, but sufficient votes in favor of the proposals set forth in the Notice of Meeting and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposals.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

      The Board of Directors of the Fund is divided into three classes. The directors serving in Class II have terms expiring at the Meeting; each Class II director currently serving on the Board has been nominated by the Board of Directors for re-election at the Meeting to serve until the year 2003 Annual Meeting of Shareholders or until his successor has been duly elected and qualified.

      The Board of Directors of the Fund knows of no reason why any of the Class II nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

      Certain information concerning the nominees is set forth below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Director affiliated with the Manager and considered an "interested person" as defined in the 1940 Act is indicated by an asterisk(*).

                   Persons Nominated for Election as Directors

                                                               Number of Shares
                                  Principal Occupations       and % Beneficially
                                 During Past Five Years,         owned+ as of
         Name                 Other Directorships, and Age       March 9, 2000
         ----                 ----------------------------       -------------

Paolo M. Cucchi               Dean of College of Liberal         (less than 1%)
Director since 1992(II)       Arts at Drew University;
                              Director of two investment
                              companies managed by
                              affiliates of Salomon Smith
                              Barney; 58.

Mario d'Urso                  Senator of the Republic of         (less than 1%)
Director since 1995(II)       Italy; formerly Under
                              Secretary of State of the
                              Ministry of Commerce with the
                              Exterior for Italy; 59.

The remainder of the Board constitutes the Class III and Class I directors (as indicated by the Number III or I), none of whom will stand for election at the Meeting, as their terms will expire in 2001 and 2002, respectively.

                         Directors Continuing in Office

                                                               Number of Shares
                                  Principal Occupations       and % Beneficially
                                 During Past Five Years,         owned+ as of
         Name                 Other Directorships, and Age       March 9, 2000
         ----                 ----------------------------       -------------

*Heath B. McLendon            Managing Director of Salomon       (less than 1%)
 Director since 1986(III)     Smith Barney; Chairman or
                              Co-Chairman of seventy one
                              investment companies managed
                              by affiliates of Salomon Smith
                              Barney; President and Director
                              of SSB Citi and Travelers
                              Investment Adviser, Inc.
                              ("TIA"); formerly Chairman of
                              the Board of Smith Barney
                              Strategy Advisers Inc.; 66

Dr. Paul Hardin               Chancellor Emeritus and            (less than 1%)
Director since 1986(I)        Professor of Law at the
                              University of North Carolina
                              at Chapel Hill; Director of
                              twelve investment companies
                              managed by affiliates of
                              Salomon Smith Barney and a
                              Director of The Summit
                              Bancorporation. Formerly,
                              Chancellor of the University
                              of North Carolina at Chapel
                              Hill; 68.

George M. Pavia               Senior Partner, Pavia &                  --
Director since 1991(I)        Harcourt, Attorneys; Director
                              of two investment companies
                              managed by affiliates of
                              Salomon Smith Barney; 72.

+ For this purpose, "beneficial ownership" is defined under Section 13(d) of the 1934 Act. The information as to beneficial ownership is based upon information furnished to the Fund by the directors.

             Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the 1934 Act requires the Fund's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Fund's Common Stock, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, Inc. and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, the Fund believes that during its fiscal year ended January 31, 2000, all filing requirements applicable to such persons were complied with.

      The names of the principal officers of the Fund, with the exception of Mr. d'Urso and Mr. McLendon, are listed in the table below together with certain additional information. Mr. d'Urso was elected President of the Fund in 1986. Mr. McLendon was first elected Chairman of the Board and Investment Officer in 1986. Each officer of the Fund holds such office until a successor has been elected by the Board of Directors.


                                                 Principal Occupations and Other
                              Position                Affiliations During the
Name                    (year first elected)         Past Five Years, and Age
----                    --------------------         ------------------------
Lewis E. Daidone        Senior Vice                  Managing Director of
                        President and                Salomon Smith Barney; Chief
                        Treasurer (1994)             Financial Officer of each
                                                     of the Smith Barney Mutual
                                                     Funds; Director and Senior
                                                     Vice President of SSB Citi
                                                     and TIA; 42.

Rein van der Does       Vice President               Managing Director of
                        and Investment               Salomon Smith Barney; 60.
                        Officer (1996)

Christina T. Sydor      Secretary (1994)             Managing Director of
                                                     Salomon Smith Barney;
                                                     General Counsel and
                                                     Secretary of SSB Citi and
                                                     TIA; 49.


      The principal business address of Messrs. McLendon, and van der Does is 7 World Trade Center, New York, New York 10048. The principal business address of Mr. Daidone and Ms. Sydor is 388 Greenwich Street, New York, New York 10013. The principal business address of Mr. d'Urso is 4/A Viale di Grazioli, Rome, Italy.


      No officer, director or employee of the Fund's investment adviser and administrator receives any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each director who is not a director, officer or employee of the Fund's investment adviser and administrator a fee of $7,500 per year plus $750 per in-person meeting and $100 per telephonic meeting. All directors are reimbursed for actual out-of-pocket expenses relating to their attendance at meetings. The aggregate fees (including reimbursement for travel and out-of-pocket expenses) paid by the Fund to such directors and members of the Advisory Board during the fiscal year ended January 31, 2000 amounted to $[2,515.18].

      The following table shows the compensation paid by the Fund to each director during the Fund's last fiscal year.

                               COMPENSATION TABLE

                                                                                                Total
                                                  Pension or         Compensation             Number of
                                                  Retirement           from Fund              Funds for
                                Aggregate      Benefits Accrued        and Fund             Which Director
                              Compensation        as part of            Complex             Serves Within
Name of Person                 from Fund*       Fund Expenses      Paid to Directors         Fund Complex
Paolo M. Cucchi                 $ 11,450              $0               $ 19,150                    2
Alessandro
  di Montezemolo**                 9,100               0                 17,900                    2
Mario d'Urso                       9,100               0                  9,100                    1
Dr. Paul Hardin                   11,450               0                139,583                   12
Heath B. McLendon***                   0               0                      0                   71
George M. Pavia                   10,800               0                 17,900                    2

* Upon attainment of age 80, Fund directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year aggregate compensation paid by the Fund to directors achieving emeritus status totaled $5,300.


**    Mr. di Montezemolo achieved emeritus status as of July 1, 1999; part of his
      payment was as a director and part as emeritus director.


***   Designates an "interested director."

      The Fund has no compensation or nominating committee of the Board, or any committee performing similar functions. The Fund has an audit committee comprised of those directors who are not "interested persons" of the Fund as defined in the 1940 Act ("Independent Directors"). The audit committee is responsible for recommending the selection of the Fund's independent accountants and reviewing all audit as well as nonaudit accounting services performed for the Fund. During the fiscal year ended January 31, 2000, seven meetings of the Board of directors of the Fund were held; in addition two audit committee meetings were held. In the last fiscal year Mr. d'Urso attended less than 75% of the meetings of the Board and audit committee.

Required Vote

      Election of each of the listed nominees for director requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

      THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES TO THE BOARD.

                                 PROPOSAL NO. 2
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Board of Directors of the Fund, including all of the Independent Directors, have selected KPMG LLP ("KPMG") as the independent auditors to audit the accounts of the Fund for and during the fiscal year ending January 31, 2001, subject to ratifica-tion by the shareholders at the Meeting. KPMG also serves as the independent auditors for the Manager, other investment companies managed by affiliates of Salomon Smith Barney and for the Manager's ultimate parent corporation, Citigroup. KPMG has no direct or material indirect financial interest in the Fund, the Manager, Citigroup or any other investment company sponsored by Salomon Smith Barney or its affiliates.

      If the Fund receives a written request from any shareholder at least five days prior to the Meeting stating that the shareholder will be present in person at the Meeting and desires to ask questions of the auditors concerning the Fund's financial statements, the Fund will arrange to have a representative of KPMG present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

Required Vote

      The affirmative vote of a majority of the votes cast at the Meeting in person or by proxy is required to ratify the selection of KPMG.

      THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF KPMG.

                        PROPOSAL 3: SHAREHOLDER PROPOSAL


      The Fund has received the following proposal and supporting statement from Opportunity Partners L.P., which advised the Fund that, at the time it submitted its proposal to the Fund, it had owned shares of the Fund with a market value of at least $2,000 continuously for the preceding year. The Fund will provide the address of Opportunity Partners L.P. to any person who so requests such information orally or in writing, promptly upon the receipt of any oral or written request therefor, to Christina T. Sydor, Secretary, The Italy Fund Inc., 388 Greenwich Street, New York, NY 10013. The Board of Directors and the Fund accept no responsibility for the accuracy of either the proposal or Opportunity Partners L.P.'s supporting statement. For the reasons set forth in detail in the Opposing Statement of the Board of Directors, which follows Opportunity Partners, L.P.'s Supporting Statement, the Board of Directors recommends a vote against this shareholder proposal. The text of the shareholder proposal and supporting statement is as follows:


      "RESOLVED: The stockholders of The Italy Fund (the "Fund") urge the Board of Directors to take the steps necessary to convert the Fund to an open-end fund.

                              Supporting Statement

      "My name is Phillip Goldstein and I have been a shareholder of the Fund since August 1995. Its shares have long traded at a double-digit discount to net asset value ("NAV"). Despite some commendable measures the Board of Directors has taken to address the discount including a major share repurchase program, the discount has remained unacceptably wide. As of November 26, 1999, the Fund's discount was 17.7%. That is about $27 million in "lost value" to shareholders.

      "In my opinion, the time has come to convert the Fund to an open-end fund. Converting it to an open-end fund will give stockholders a tangible benefit, i.e., elimination of the discount that I believe far outweighs whatever theoretical advantages the closed-end structure supposedly offers.

      "If you wish to discuss this proposal, please call me at (914) 747-5262 or send me an e-mail me at OPLP@worldnet.att.net."

                  Opposing Statement of the Board of Directors

      On February 9, 2000, the Board of Directors unanimously resolved to recommend that you vote AGAINST this Proposal for the reasons described below.

      The Board of Directors believes the Fund's closed-end status enhances the Fund's security selection process by allowing the Fund to maintain a longer investment horizon. In contrast to an open-end fund, the Fund does not have to have cash available to meet redemption requests on a daily basis and, therefore, its assets can be more fully invested. Moreover, the Fund is never forced to sell securities at an inopportune time to meet redemption requests. Its closed-end structure also provides the Fund with greater flexibility to invest in less liquid securities which offer potentially greater returns. Indeed, as of January 31, 2000, 41% of the number of the Fund's holdings were invested in securities that were, when acquired by the Fund, issued by less liquid, smaller capitalized companies which the Fund's investment adviser believed to have outstanding growth potential over the long term.

      The advantages of the closed-end structure and the resulting investment flexibility available to the adviser are reflected in the Fund's recent performance. The Fund's market value and net asset value (NAV) returns for the one-year period ending December 31, 1999 were 37.57% and 34.81%, respectively, compared to a return of only 0.2% for the Morgan Stanley Capital International Italy Index (MSCI Index) for the same period. The MSCI Index is a widely-used, unmanaged index of 50 companies traded on the Milan Stock Exchange. In addition, the Fund's market value and NAV annualized returns for the three-year period ended December 31, 1999 were 33.90% and 33.04%, respectively, compared to the MSCI Index annualized return of 27.90% for the same period, and the Fund's market value and NAV annualized returns for the five-year period ended December 31, 1999 were 21.97% and 22.70%, respectively, compared to the MSCI Index annualized return of 19.30% for the same period.

      The Board of Directors recognizes shareholders' concerns regarding the discount at which the Fund's shares have traded and has taken action to ameliorate its impact on shareholders. In particular, the share buyback program, which commenced in October 1998, has added liquidity to the market for the benefit of investors who wish to sell their shares, while benefiting continuing shareholders by substantially increasing the Fund's net asset value. On October 27, 1998, the Fund's net asset value was $16.32 and by January 31, 2000, it had risen to $19.24. Of this increase, $0.372 represents the effect that the share buyback program had on the

Fund's NAV. The Board, based on information provided by the Fund's investment adviser, believes that the share buyback program also has had a salutary effect on the Fund's discount to NAV. The Fund currently intends to continue its share buyback program indefinitely.

      The Board of Directors also considered the relative advantages and disadvantages of open-end and closed-end structures for the Fund. Although the open-end structure allows shareholders to receive approximately the net asset value of their shares upon redemption, the Board of Directors expressed concern at the costs of establishing an open-end fund, including registration, legal, accounting, printing and other expenses which would be borne by shareholders of the Fund. Moreover, the Board considered that the potential capital outflow that may occur upon conversion would reduce the Fund's economies of scale and result in higher expenses for continuing shareholders. In addition, the costs associated with a continuous offering of shares, such as Rule 12b-1 fees, were considered. Accordingly, the Board of Directors anticipates that converting to an open-end format would likely increase the expense ratio of the Fund to the detriment of continuing shareholders. Finally, but of critical importance, the Board of Directors considered the potentially negative impact on the investment adviser's ability to achieve favorable investment results if the Fund were converted to an open-end structure.

      Because the Fund's Board has and will continue to evaluate the advantages and disadvantages of the Fund's structure as a closed-end investment company and intends to continue its buyback program for the benefit of all shareholders, it believes that it would not be necessary or in the best interests of shareholders to adopt the resolution suggested by Opportunity Partners L.P. Accordingly,

      THE BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "AGAINST" THE SHAREHOLDER PROPOSAL.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

      Shareholder proposals intended to be presented at the 2001 Annual Meeting of the Shareholders of the Fund must be received by December 2, 2000 to be included in the proxy statement and the form of proxy relating to that meeting as the Fund expects that the 2001 Annual Meeting will be held in May of 2001. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

      The persons named as proxies for the 2001 Annual Meeting will have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Fund receives notice of the matter by January 10, 2001, in which case these persons will not have discretionary voting authority except as provided in the SEC's rules governing shareholder proposals.

                                  OTHER MATTERS

      Except as previously indicated, Management knows of no other matters which are to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.


      All proxies received will be voted in favor of Proposals 1 and 2 and AGAINST Proposal 3, unless otherwise directed therein.


                                           By Order of the Board of Directors

                                           Christina T. Sydor
                                           Secretary

[April 9], 2000

?	Please mark
	votes as in
	this example

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
PROPOSALS 1, 2 AND 3.

1.	To elect Paolo M. Cucchi and Mario 		* FOR	* WITHHELD
	d'Urso as Class II Directors of the Fund.
		*
______________________
			For
all nominees except as
	noted
above


2.	To ratify the selection of KPMG LLP	* FOR	* AGAINST	* ABSTAIN
	as the independent auditors of the Fund for the fiscal year ending January 31, 2001.

3.	To consider a non-binding shareholder 	* FOR	* AGAINST	* ABSTAIN
	recommendation that the Board of Directors take steps to change the Fund's subclassification.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE.

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:  ______________________________ Date
___________________________

Signature:  ______________________________ Date
___________________________


PROXY
THE ITALY FUND INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
Annual Meeting on May 10, 2000



	The undersigned holder of shares of The Italy
Fund Inc. (the "Fund"), a Maryland corporation, hereby
appoints Heath B. McLendon, Christina T. Sydor and
Robert M. Nelson as attorneys and proxies for the
undersigned, with full powers of substitution and
revocation, to represent the undersigned and to vote
on behalf of the undersigned all shares of the Fund
that the undersigned is entitled to vote at the Annual
Meeting of Shareholders of the Fund (the "Meeting") to
be held at the offices of the Fund, 7 World Trade
Center, Mezzanine Level, New York, New York on the
date indicated above, and any adjournment or
adjournments thereof.  The undersigned hereby
acknowledges receipt of the Notice of Annual Meeting
and Proxy Statement dated April    , 2000, and hereby
instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

CONTINUED AND TO
BE SIGNED
ON REVERSE SIDE

SEE REVERSE SIDE